Exhibit 10.1




         AMENDMENT No. 8, dated as of January 1, 2006, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001, Amendment No. 4, dated as of January 1, 2002, Amendment No. 5, dated as of January 1, 2003, Amendment No. 6 dated as of January 1, 2004 and Amendment No. 7 dated as of January 1, 2005 (as so amended, the "Agreement"), by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc. ("ISP"), International Specialty Holdings Inc. ("ISH"), ISP Investco LLC ("Investco"), ISP Minerals Inc. ("Minerals"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement in order to properly reflect the costs to the Company of providing services thereunder;

         NOW, THEREFORE, the parties hereby amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

                  "In consideration of the Company providing Services hereunder, each of the parties listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2006 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parent and its subsidiaries) - $983,000; ISP - $5,000; ISH - $10,000; Minerals - $1,782,000 and
                  Investco (on behalf of itself and its subsidiaries) - $805,000. The Management Fee shall be payable monthly in arrears.

                  In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to the Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

                  In consideration of BMCA providing G-I Services hereunder, G-I Holdings Inc. (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $222,500 for the quarter ended March 31, 2006 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."


         2. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

         3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

         4. This Amendment is subject to the approval of the Board of Directors of the Company.

         5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

G-I HOLDINGS INC.                             GAF BROADCASTING COMPANY, INC.


By: /s/ Susan B. Yoss                         By: /s/ Susan B. Yoss
   ---------------------------                   ---------------------------
Name:  Susan B. Yoss                          Name:  Susan B. Yoss
Title: Senior Vice President,                 Title: Senior Vice President
       Chief Financial Officer                       and Treasurer
       and Treasurer

MERICK INC.                                   BUILDING MATERIALS
                                              CORPORATION OF AMERICA

By: /s/ Susan B. Yoss                         By: /s/ John F. Rebele
   ---------------------------                   ---------------------------
Name:  Susan B. Yoss                          Name:  John F. Rebele
Title: Senior Vice President                  Title: Senior Vice President,
       and Treasurer                                 Chief Financial Officer
                                                     and Chief Administrative
                                                     Officer

INTERNATIONAL SPECIALTY                       ISP MANAGEMENT COMPANY, INC.
PRODUCTS INC.

By: /s/   Kenneth M. McHugh                   By: /s/   Kenneth M. McHugh
   ---------------------------                   ---------------------------
Name:  Kenneth M. McHugh                      Name: Kenneth M. McHugh
Title: Vice President and                     Title: Vice President and
       Controller                                    Controller


ISP MINERALS INC.                             ISP INVESTCO LLC
                                              By: International Specialty
                                                  Holdings Inc., its sole
                                                  member

By: /s/   Kenneth M. McHugh                   By: /s/ Susan B. Yoss
   ---------------------------                   ---------------------------
Name:  Kenneth M. McHugh                      Name:  Susan B. Yoss
Title: Vice President and                     Title: Executive Vice President -
       Controller                                    Finance and Treasurer


INTERNATIONAL SPECIALTY
HOLDINGS INC.

By: /s/   Kenneth M. McHugh
   ---------------------------
Name:  Kenneth M. McHugh
Title: Vice President and
       Controller

                                                                       EXHIBIT A



                              AMENDMENT OF SUBLEASE





         THIS AMENDMENT (the "Amendment") is made as of January 1, 2006 by and between ISP MANAGEMENT COMPANY, INC. ("Sublessor") and BUILDING MATERIALS MANUFACTURING CORPORATION, as successor-in-interest to Building Materials Corporation of America ("Sublessee").

                                   WITNESSETH
                                   ----------

         WHEREAS, Sublessor and Sublessee entered into a certain Sublease Agreement dated as of January 1, 1998, as amended by Amendment of Sublease dated as of January 1, 1999, and as further amended by Amendment of Sublease dated as of January 1, 2000, Amendment of Sublease dated as of April 5, 2000, Amendment of Sublease dated as of January 1, 2001, Amendment of Sublease dated as of January 1, 2002, Amendment of Sublease dated as of January 1, 2003, Amendment of Sublease dated as of January 1, 2004 and Amendment of Sublease dated as of January 1, 2005 (collectively, the "Sublease"); and,

         WHEREAS, Sublessor and Sublessee wish to modify the Sublease as provided below.

         NOW THEREFORE, in consideration of the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree to amend the Sublease as follows:

         1. Paragraph 4 (Rent) is amended to increase the rent for the period commencing January 1, 2006 through and including December 31, 2006 to $174,203.00 per month, based on an annual rent of $2,090,436. The rent for any partial calendar month shall be prorated based on the actual number of days in such calendar month.

         Except as expressly provided above, the terms, provisions and conditions of the Sublease remain unmodified and in full force and effect.

                  (Remainder of page left blank intentionally.)

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this amendment as of the date first set forth above.


SUBLESSOR:                                       SUBLESSEE:

ISP MANAGEMENT COMPANY, INC.,                    BUILDING MATERIALS
a Delaware corporation                           MANUFACTURING CORPORATION,
                                                 a Delaware corporation




By: /s/  Kenneth M. McHugh                       By: /s/   John F. Rebele
   ---------------------------                      ---------------------------
Name:  Kenneth M. McHugh                         Name:  John F. Rebele
Title: Vice President and Controller             Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Chief Administrative
                                                        Officer